Covanta Holding Corporation Provides Business and Capital Allocation Update

Focusing on Safe and Efficient Operations During COVID-19 Pandemic with Proactive Cost Initiatives to Address Potential Financial Impacts

Adjusting Dividend Payout to Balance Capital Allocation Objectives

MORRISTOWN, N.J., April 14, 2020 – Covanta Holding Corporation (NYSE:CVA) (the “Company” or “Covanta”) today provided the following business and capital allocation update in light of the current operating environment and economic uncertainty created by the COVID-19 pandemic.

•All facilities currently operating with minimal disruption, providing essential service
•Established new and expanded protocols to minimize health risks and protect employees
•Initiating $15 to $30 million cost reduction program in anticipation of potential impacts
•Revising dividend payment to $0.32 per share annualized, retaining $90 million annually
•Resilient balance sheet with no near-term maturities and ample liquidity
•Withdrawing 2020 guidance in light of macroeconomic uncertainties due to the pandemic

A conference call will be held tomorrow (4/15/20) at 8:30 AM Eastern Daylight Time.

Stephen Jones, President and CEO, Covanta said: “I couldn’t be more proud of our team and its ability to continue to provide the highest level of service to our customers in this most challenging environment. The health and safety of our employees is crucial, and we have put in place numerous protective protocols to ensure their ability to work safely. At the same time, we are mindful of the economic challenges the pandemic has brought and we are taking decisive steps to reduce overhead and discretionary costs to ensure the Company operates efficiently in the current environment and is positioned to thrive in the future.”

Sam Zell, Chairman of the Board, Covanta said: “Covanta is a resilient company with critical infrastructure assets that provide essential services under long-term contracts. The Board believes that the Company’s operating and growth strategies, along with a robust ongoing return of capital, represent the best path for maximizing long-term value for our shareholders. In assessing capital policy, we believe that a more balanced allocation of internally-generated capital among near-term shareholder returns, growth investments, and accelerated balance sheet improvement is more appropriate, both in the current uncertain environment and over the long-term. The Board will continue to review this policy to ensure the business is optimally capitalized and has sufficient capital to grow, while maintaining meaningful distributions to shareholders.”

Critical Waste Infrastructure

Covanta’s 41 Waste-to-Energy (“WtE”) plants and 20 Material Processing Facilities (“MPF”) provide a vital service to our municipal and commercial clients. As waste disposal facilities, they are recognized as part of Critical Infrastructure by the Department of Homeland Security and as essential services by all relevant state and local governments. There has been no interruption to service and we remain a primary waste outlet for numerous municipalities and commercial customers. Residential waste represents the substantial majority of the Company’s contracted volumes, and there has been little reduction in these volumes to date. We also process commercial waste at many facilities, and while commercial volumes from some customers have fallen, we are accessing alternative waste sources and will continue to manage waste inflows to minimize financial impacts.

Three of our WtE facilities are currently permitted to accept Regulated Medical Waste (“RMW”) and we have begun receiving COVID-19 infected material. With combustion at 2,000 degrees Fahrenheit, WtE is an efficient and environmentally compliant solution for this waste. All facilities that accept RMW have specialized equipment to handle these materials, as well as incremental protocols and procedures to minimize contact.

In the UK, most of our construction activity is continuing and we are working to mitigate any potential impacts. In England, construction activities are considered essential and our Rookery and Newhurst sites are adhering to guidance set by Public Health England and are currently proceeding on schedule. However, the government in Scotland has taken a different approach, and construction at Earls Gate has recently been halted. Further updates as to any potential changes in project timing will be provided as appropriate.

Focus on Employee Health and Safety

Covanta has adopted a number of incremental protocols to ensure the safety and wellbeing of the workforce. Since March 16, all corporate and field administrative employees have successfully transitioned to working from home while essential plant employees continue to report to their facilities. At the facilities, incremental safety procedures include a reduction of visitors and cancellation of all tours, increased usage of personal protection equipment and sanitizing products, enhanced protocols for social distancing and frequent disinfection of commonly used areas, and temperature checks of all employees and contractors before starting work each day. All protocols follow guidance by the Centers for Disease Control and Covanta will continue to update these programs as needed.

Initiatives to Proactively Reduce Costs

In light of the uncertainty around the potential financial impacts of COVID-19, Covanta has established a goal of reducing 2020 costs by $15 to $30 million, undertaking several programs:

•Eliminating all non-essential travel and significantly reducing discretionary spend.
•Enacting a hiring freeze for new corporate employees.
•Lowering compensation through a 50% reduction in CEO wages, a 25% reduction in executive leadership wages, and a 20% reduction in wages for all corporate support employees through a combination of wage reductions and furloughs. These measures are initially expected to remain in place for the next 12 weeks.
•Lowering Board of Directors fees by 60% during the same time period as management salary reductions and furloughs.

In addition to these new cost initiatives, a portion of the Company’s annual incentive compensation plan is tied to Adjusted EBITDA, and would automatically adjust downward in response to lower Adjusted EBITDA relative to targets, providing an incremental cost reduction.

Growth investment for 2020 is expected to be focused primarily on UK projects and the start-up of our first Total Ash Processing System. The Company will remain highly disciplined in making any additional discretionary investments this year.

Revising Dividend to Balance Capital Allocation and Accelerate Balance Sheet Improvement

Beginning with the dividend expected to be declared in the second quarter, the Board plans to lower the annualized payout to $0.32 per share, representing an approximately two-thirds reduction, thereby increasing cash retention for other uses by $90 million on an annual basis. This adjustment results in a more balanced capital allocation policy that continues to provide attractive returns to shareholders, while preserving liquidity in the near-term and accelerating balance sheet improvement over time.

Resilient Balance Sheet with No Near-Term Maturities and Ample Liquidity

At March 31, 2020, Covanta had total debt of approximately $2.6 billion, with no debt scheduled to mature prior to 2023. The financial covenant ratio of senior secured debt to Adjusted EBITDA under our corporate credit facility is estimated to be 2.2x as of March 31, 2020, substantially below the covenant limit of 4.0x. At March 31, available borrowing capacity under the revolving credit facility was $425 million, which we believe will provide ample liquidity for any potential stress scenario during the COVID-19 pandemic period.

Withdrawing 2020 Guidance

While the majority of Covanta’s business is stable, supported by long-term contracts and operating in line with prior expectations, the current environment is very fluid and there are numerous uncertainties relating to the timeline of the COVID-19 pandemic and its potential impact on the broader economy and our business. Given this uncertainty, Covanta is withdrawing its previously issued guidance for 2020. Covanta will provide a more detailed update on current operating conditions on its quarterly earnings results call in early May.

Conference Call

Covanta will host a conference call at 8:30 AM Eastern Daylight Time tomorrow (Wednesday April 15, 2020) to discuss this update. The conference call will begin with prepared remarks from Sam Zell, Chairman of the Board, and Steve Jones, President and CEO, which will be followed by a question and answer period.
To participate, please dial 888-317-6003 (US) or 1-412-317-6061 (International) approximately 15 minutes prior to the scheduled start of the call and enter passcode 2104718. The conference call will also be webcast live from the Investor Relations section of the Company's website at www.covanta.com.
An archived webcast will be available two hours after the end of the conference call and can be accessed through the Investor Relations section of the Covanta website at www.covanta.com.
About Covanta
Covanta is a world leader in providing sustainable waste and energy solutions. Annually, Covanta’s modern Waste-to-Energy facilities safely convert approximately 21 million tons of waste from municipalities and businesses into clean, renewable electricity to power one million homes and recycle over 500,000 tons of metal. Through a vast network of treatment and recycling facilities, Covanta also provides comprehensive industrial material management services to companies seeking solutions to some of today’s most complex environmental challenges. For more information, visit covanta.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the

Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta Holding Corporation and its subsidiaries (“Covanta”) or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance.

Important factors, risks, and uncertainties that could cause actual results of Covanta and our joint ventures to differ materially from those forward-looking statements include, but are not limited to:

•seasonal or long-term fluctuations, or fluctuations due to the impact of the COVID-19 pandemic, in the prices of energy, waste disposal, scrap metal and commodities, and Covanta's ability to renew or replace expiring contracts at comparable prices and with other acceptable terms;
•adoption of new laws and regulations in the United States and abroad, including energy laws, tax laws, environmental laws, labor laws and healthcare laws;
•advances in technology;
•difficulties in the operation of our facilities, including fuel supply and energy delivery interruptions, failure to obtain regulatory approvals, equipment failures, labor disputes and work stoppages, lockdowns or other restrictions due to the COVID-19 pandemic, and weather interference and catastrophic events;
•failure to maintain historical performance levels at Covanta's facilities and Covanta's ability to retain the rights to operate facilities Covanta does not own;
•Covanta's and the joint ventures ability to avoid adverse publicity or reputational damage relating to its business;
•difficulties in the financing, development and construction of new projects and expansions, including increased construction costs and delays;
•Covanta's ability to realize the benefits of long-term business development and bear the costs of business development over time;
•Covanta's ability to utilize net operating loss carryforwards;
•limits of insurance coverage;
•Covanta's ability to avoid defaults under its long-term contracts;
•performance of third parties under its contracts and such third parties' observance of laws and regulations;
•concentration of suppliers and customers;
•geographic concentration of facilities;
•increased competitiveness in the energy and waste industries;
•changes in foreign currency exchange rates;
•limitations imposed by Covanta's existing indebtedness and its ability to perform its financial obligations and guarantees and to refinance its existing indebtedness;

•exposure to counterparty credit risk and instability of financial institutions in connection with financing transactions;
•the scalability of its business;
•restrictions in its certificate of incorporation and debt documents regarding strategic alternatives;
•failures of disclosure controls and procedures and internal controls over financial reporting;
•Covanta's and the joint ventures ability to attract and retain talented people;
•general economic conditions in the United States and abroad, including the availability of credit and debt financing; and
•other risks and uncertainties affecting Covanta's businesses as described in periodic securities filings by Covanta with the SEC.
In addition, the current COVID-19 pandemic is significantly impacting the national and global economy and commodity and financial markets. The full extent and impact of the pandemic is unknown and to date has included extreme volatility in financial and commodity markets, a significant slowdown in economic activity, and has raised the prospect of a global recession. The public and private sector response has led to significant restrictions on travel, temporary business closures, quarantines, global stock market volatility and a general reduction in consumer and construction activity globally. Matters outside our control have affected our business and operations and may or may continue to: limit travel of Company representatives to our business units domestically and internationally; adversely affect the health and welfare of our personnel; reduce the volume of waste materials into our facilities and/or the price at which we are able to attract such materials; or prevent important vendors and contractors from performing normal and contracted activities. If significant portions of our workforce are unable to work effectively, including because of illness, quarantines, government actions, travel restrictions, facility closures, social distancing requirements or other restrictions in connection with the pandemic, our operations could be materially impacted. It is possible that the continued spread of COVID-19 could also further cause disruption in our supply chains, adversely affect our business partners, delay our construction activities or cause other unpredictable events.

Although Covanta believes that its plans, cost estimates, returns on investments, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have, or undertake, any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

Investor Contact
Dan Mannes
1.862.345.5456
IR@covanta.com

Media Contact
James Regan
1.862.345.5216